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ENTERGY CORPORATION'S ORGANIZATION OF NON-REG COMPANIES

As of September 30, 2004

Entergy Corporation

Entergy Enterprises, Inc. (LA) (100%) (an authorized subsidiary)

Entergy Retail Holding Company (100%)(DE)(a new subsidiary)

Entergy Retail Texas, Inc. (100%)(DE)(a new subsidiary)

Entergy Solutions Supply Ltd. (1% GP)(TX)(an energy-related company)

Entergy Solutions Ltd. (1%)(TX GP)(an energy-related company)

Entergy Solutions Select Ltd. (TX)(1% GP)(an energy-related company)

Entergy Solutions Supply Ltd. (99% LP)(TX)(an energy-related company)

Entergy Solutions Ltd. (99%)(TX)(an energy-related company)

Entergy Retail Louisiana LLC-A (100%)(DE)(a new subsidiary)

Entergy Solutions Management Services LLC (100%)(LA)(a new subsidiary)

Entergy Solutions Select Ltd. (TX)(99% LP)(an energy-related company)

Entergy Select LLC (100%)(DE)(a new subsidiary)

Entergy Solutions Select Ltd. (TX)(1% GP)(an energy-related company)

Entergy Ventures Holding Company, Inc. (DE)(100%)(a new subsidiary)

SourceOne, Inc. (DE)(~15.9% non-voting preferred stock)(an energy-related company)

Entergy Commerce, Inc. (DE)(100%)(a new subsidiary)

Entergy Resources, Inc. (100%)(DE)(a new subsidiary)

Entergy District Energy Holdings LLC (DE)(100%)(a new subsidiary)

Entergy Solutions District Systems LLC (DE)(100%)(a new subsidiary)

Entergy Solutions Cooling LP (DE)(99.5% LP)(an energy-related company)

Entergy Solutions GP LLC (DE)(100%)(an energy-related company)

Entergy Solutions Cooling LP (DE)(0.5% GP)(an energy-related company)

Entergy Operations Services, Inc. (DE)(100%) (an O&M subsidiary)

EntergyKoontz LLC (DE)(70%)(an O&M subsidiary)

Entergy Operations Services North Carolina Inc. (formerly Avery-Williams Builders, Inc.) (NC) (100%) (an O&M subsidiary)

Entergy Power Gas Holdings Corporation (100%)(DE)(a new subsidiary)

Entergy Power Gas Operations Corporation (100%)(DE)(a new subsidiary)

Top Deer Wind Ventures LLC (formerly EWO Wind, LLC) (DE)(1%)(a new subsidiary)

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Entergy Procurement Exchange Holding Corporation (100%) (DE) (a new subsidiary)

Pantellos Corporation (4.9%) (an exempt telecommunications company)

Entergy Power Generation Corporation (DE) (100% of Class A voting common stock) (a new subsidiary)

Entergy Asset Management, Inc. (DE)(38.79% of Class A voting common stock)(a new subsidiary)

Entergy Power Ventures Corporation I (DE)(100%)(a new subsidiary)

Entergy Power Ventures LP (DE)(1% GP)(an EWG)

Entergy Power, Inc. (DE) (100%) (a public utility company)

Entergy Holdings LLC (DE)(100%) (an energy-related company)

Entergy Thermal LLC (DE)(100%)(an energy-related company)

Entergy Nuclear Finance Holding, Inc. (100%)(DE)(a new subsidiary)

Entergy Nuclear Finance, Inc. (100%)(DE)(a new subsidiary)

Entergy Nuclear, Inc. (DE)(100%) (an O&M subsidiary)

Nu Start Energy Development LLC (12.5%)(a new subsidiary)

TLG Services, Inc. (CT)(100%)(an energy-related company)

Entergy Nuclear Potomac Company (DE)(100%)(an O&M subsidiary)

Entergy Nuclear PFS Company (DE)(100%)(an energy-related company)

Private Fuel Storage LLC (DE)(9.9%) (an energy-related company)Entergy Nuclear Services, LLC (DE) (100%) (an energy-related company)

Entergy Nuclear Services, LLC (DE) (100%) (an energy- related company)

Entergy Nuclear Environmental Services LLC (DE) (100%) (an energy-related company)

Entergy Nuclear Operation Services LLC (DE) (100%) (an energy-related company)

Entergy Nuclear Holding Company #1 (DE)(75%) (a new subsidiary)

Entergy Nuclear Generation Company (DE)(100%) (an EWG)

Entergy Nuclear New York Investment Company I (DE)(100%) (a new subsidiary)

Entergy Nuclear Indian Point 3 LLC (DE)(100%)(an EWG)

Entergy Nuclear FitzPatrick LLC (DE)(100%)(an EWG)

Entergy Nuclear Holding Company #2 (100%)(DE)(a new subsidiary)

Entergy Nuclear Operations, Inc. (100%)(DE)(an O&M subsidiary)

Entergy Nuclear Fuels Company (100%)(DE)(an O&M subsidiary)

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Entergy Nuclear Holding Company (DE)(100%)(a new subsidiary)

Entergy Nuclear Holding Company #3 (DE)(100%)(a new subsidiary)

Entergy Nuclear Investment Company (DE) (100%)(a new subsidiary)

Entergy Nuclear Nebraska LLC (DE)(100%)(an O&M subsidiary)

Entergy Indian Point Peaking Facility, LLC (DE) (100%)(a new subsidiary)

Entergy Nuclear Indian Point 2 LLC (DE)(100%)(an EWG)

Entergy Nuclear Capital Management I, LLC (DE)(100%)(a new subsidiary)

Entergy Nuclear Vermont Investment Company (100%)(DE)(a new subsidiary)

Entergy Nuclear Vermont Yankee, LLC (100%)(DE)(an EWG)

Entergy Nuclear Capital Management II, LLC (DE)(100%)(a new subsidiary)

Entergy Technology Holding Company (DE)(100%) (an exempt telecommunications company)

Entergy Technology Company (DE)(100%) (an exempt telecommunications company)

Entergy International Holdings Ltd., LLC (DE) (100%) (a new subsidiary)

Entergy Global Investments, Inc. (100%)(AR)(a new subsidiary)

Entergy Nuclear Holding Company #1 (DE)(25%) (an EWG)

Entergy Power Development Corporation (DE) (14%)(FUCO)

Entergy Power Generation Corporation (DE)(100% Class B non-voting common stock)(a new subsidiary)

Entergy Marketing Corporation (DE)(100%)(a new subsidiary)

EWO Marketing Holding, LLC (DE)(80%)(a new subsidiary)

EWO GP LLC (DE)(100%)(an energy-related company)

EWO Marketing, LP (DE)(1% GP)(an energy-related company)

EWO Marketing, LP (DE)(99% LP)(an energy-related company)

Entergy Power International Holdings Corporation (DE)(95.9%)(a new subsidiary)

EK Holding I LLC (DE)(100%)(a new subsidiary)

Entergy Asset Management, Inc. (DE)(35.55% of Class A voting common stock)(a new subsidiary)

Entergy Investments Holding Company, Inc. (DE)(100%)(a new subsidiary)

EN Services LP (DE)(99% LP)(O&M)

Entergy Power Ventures LP (DE)(99% LP)(an EWG)

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Warren Power LLC (MS)(100%)(an EWG)

Entergy Power RS Holding Company LLC (DE)(100%)(a new subsidiary)

Entergy Power RS LLC (DE)(100%)(an energy-related company)

RS Cogen LLC (LA)(50%) (an energy-related company)

Entergy-Koch, LP (DE)(49.5% LP)(a new subsidiary)

GS Pipeline Company, LLC (DE)(100%)(a new subsidiary)

Gulf South Pipeline Company, LP (DE)(1% GP)(an authorized subsidiary)

Gulf Pines Pipeline Company, LP (DE)(1% GP)(a new subsidiary)

GS Pipeline Company LP (DE)(1% GP)(a new subsidiary)

Gulf South Pipeline Company LP (DE)(99% LP)(an authorized subsidiary)

Gulf Pines Pipeline Company LP (DE)(99% LP)(a new subsidiary)

GS Pipeline Company LP (DE)(99% LP)(a new subsidiary)

Entergy-Koch Trading LP (DE)(99% LP)(an energy-related company)

EKT LLC (DE)(100%)(a new subsidiary)

Entergy-Koch Trading LP (DE)(1% GP)(an energy-related company)

Entergy-Koch Trading Canada, ULC (Canadian)(100%) (an authorized subsidiary)

EGT Holding LTD. (Cayman)(100%)(FUCO)

Entergy-Koch Trading, Ltd. (UK)(100%)

Entergy-Koch Trading Europe, Ltd. (UK)(100%)

Entergy-Koch Trading GmbH (Germany)(100%)

EWO Wind II, LLC (DE)(100%)(a new subsidiary)

Top Deer Wind Ventures LLC (formerly EWO Wind, LLC) (DE)(49%)(a new subsidiary)

Northern Iowa Windpower, LLC (DE) (99%) (an EWG)

Wind Energy LP LLC (100%)(DE)(a new subsidiary)

Llano Estacado Wind LP (TX)(99%) (an EWG)

Wind Energy GP LLC (100%)(DE) (a new subsidiary)

Llano Estacado Wind LP (TX)(1%) (an EWG)

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EK Holding III LLC (DE)(100%)(a new subsidiary)

EKLP LLC (DE)(50%)(a new subsidiary)

Entergy-Koch LP (DE)(1% GP)(a new subsidiary)

Entergy International Ltd., LLC (DE)(100%)(a new subsidiary)

Entergy International Investments No. 2 Ltd LLC (DE) (100%)(a new subsidiary)

Entergy UK Holdings, Ltd. (UK)(100%) (a new subsidiary)

Entergy UK Ltd. (UK)(100%) (a new subsidiary

Entergy UK Enterprises Ltd. (DE)(100%) (a new subsidiary)

EWO Holdings LLC (5.8656%)(DE)(a new subsidiary)

Entergy Global Power Operations Corporation (DE)(100%)(a new subsidiary)

Entergy Power Operations U.S., Inc. (DE)(100%)(an O&M subsidiary)

EN Services II Corporation (DE)(100%)(a new subsidiary)

EN Services LP (TX)(1% GP)(an O&M subsidiary)

Entergy Power Development Corporation (DE)(5%)(FUCO)

Entergy Global Trading Holdings, Ltd. (Cayman) (100%)(a new subsidiary)

Entergy Power International Holdings Corporation (DE)(4.9%)(a new subsidiary)

Entergy Asset Management, Inc. (DE)(25.42%)(a new subsidiary)

Entergy Power Development Corporation (DE) (81%) (FUCO)

Entergy Power Operations Holdings Ltd. (Cayman) (90.9%)(FUCO)

Entergy Power Hull Ltd. (Cayman)(88.47%)(a new subsidiary)

Entergy Europe Operations Ltd. (UK)(57.5%)(FUCO)

Damhead Finance LDC (Cayman) (99%) (a new subsidiary)

Damhead Finance (Netherlands Antilles) N.V. (99%)(a new subsidiary)

Entergy Power Operations UK Ltd. (UK)(100%)(FUCO)

Entergy Power Properties (Kingsnorth) Ltd. (UK)(100%)(a new subsidiary)

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Entergy Power Damhead Creek Holding II, Ltd. (Cayman) (100%) (a new subsidiary)

Entergy Europe Operations Ltd. (United Kingdom) (.007%)(FUCO)

Entergy Power Hull, Ltd. (Cayman) (11.53%)(a new subsidiary)

Entergy Power Damhead Creek Holding III, Ltd. (Cayman) (100%)(a new subsidiary)

Entergy Europe Operations Ltd. (United Kingdom) (42.493%)(FUCO)

Entergy Power Damhead FinCo LLC (DE) (100%) (a new subsidiary)

Entergy Power Damhead FinCo 1 (Cayman) (100%) (a new subsidiary)

Damhead Finance LDC (Cayman)(1%)(a new subsidiary)

Damhead Finance (Netherlands Antilles) N.V. (1%)(a new subsidiary)

Entergy Power Operations Holdings Ltd. (Cayman) (9.1%)(FUCO)

Entergy Power Europe Ltd. (DE) (100%) (a new subsidiary)

Entergy Power Bulgaria Ltd. (DE) (100%) (a new subsidiary)

Maritza East III Power Holding B.V. (Netherlands)(40%)(FUCO)

Maritza East III Power Company AD (Bulgaria)(73%)(a FUCO)

Entergy Power Netherlands B.V. (Netherlands)(100%)(a new subsidiary)

Maritza East 3 Operating Company AD (Bulgaria)(73%)(a FUCO)

Entergy Power Netherlands Company, B.V.(Dutch)(100%)(a new subsidiary)

Entergy Power Projects Italia S.r.L (Italy)(1%)(a new subsidiary)

Entergy Power Services Italia S.r.L (Italy)(1%)(a new subsidiary)

Entergy Power Development Italia S.r.L (Italy)(1%)(a new subsidiary)

Entergy Power Rinnovabli S.r.L (Italy)(1%)(a new subsidiary)

Sabinas Power Company B.V. (Dutch)(100%)(FUCO)

Entergy Power Projects Italia S.r.L (Italy)(99%)(a new subsidiary)

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Entergy Power Services Italia S.r.L (Italy)(99%)(a new subsidiary)

Entergy Power Development Italia S.r.L (Italy)(99%)(a new subsidiary)

Entergy Power Rinnovabli S.r.L (Italy)(99%)(a new subsidiary)

EWO Holdings LLC (DE)(34.28%)(a new subsidiary)

Entergy Power BJE Holding Ltd. (Cayman)(100%)(a new subsidiary)

Bom Jardim Energetica LTDA (Brazil)(99.99%)(a new subsidiary)

Entergy Power BJE Ltd. (Cayman)(100%)(a new subsidiary)

Bom Jardim Energetica LTDA (Brazil)(.01%)(a new subsidiary)

EP Edegel, Inc. (DE) (100%)(a new subsidiary)

EWO Holdings LLC (DE)(59.8504%)(a new subsidiary)

Entergy Mississippi Turbine Company (DE)(100%)(a new subsidiary)

Entergy Power Maritza Holding Limited (Cyprus)(a new subsidiary)

Entergy Power E&C Holdings, LLC (DE)(100%)(a new subsidiary)

EntergyShaw LLC (DE)(50%)(an O&M subsidiary)

EntergyShaw Investments of Nevada LLC (DE)(100%)(an O&M subsidiary)

EntergyShaw Project Management LP (DE)(99% LP)(an O&M subsidiary)

EntergyShaw Investments of Texas LLC (DE)(100%)(an O&M subsidiary)

EntergyShaw Project Management LP (DE)(.9% GP)(an O&M subsidiary)

EntergyShaw General Management LLC (DE)(100%)(an O&M subsidiary)

EntergyShaw Project Management LP (DE)(.1% GP)(an O&M subsidiary)

EWO Marketing Holding LLC (DE)(20%)(a new subsidiary)